UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 24, 2019 (May 20, 2019)

Basanite, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53574	20-4959207
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S Employer Identification Number)

2041 NW 15thAvenue, Pompano Beach, Florida 33069

(Address of Principal Executive Offices) (Zip Code)

954-532-4653

(Registrant’s Telephone Number, including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 20, 2019, Basanite, Inc., a Nevada corporation (the “Company”), appointed Isabella Barbera to serve as the Company’s Chief Financial Officer effective immediately.  Ms. Barbera replaced David Anderson as the Company’s Chief Financial Officer.  Mr. Anderson will remain the Company’s Chief Operations Officer.

A summary of Ms. Barbera’s biography follows:

With almost two decades of experience in the accounting industry, Ms. Barbera has served as an advisor, consultant and leader in public accounting firms, including Templeton & Company, LLP from 2006 to 2013 and, until recently, as the principal of her private public accounting practice.  Her experience ranges from nonprofit to profit and individuals to corporations with regard to tax, reporting and consulting.  She has held an executive leadership role in private organizations as partner during her time at Templeton & Company, LLC and as a contractor for Harmsco, Inc. from 2017 to 2019 and Bidon Companies from 2015 to 2019 as well as in her own successful businesses.  She has served as a mentor to her employees and as an educator to the nonprofit industry.

Ms. Barbera holds both a Bachelor of Science in Accounting and a Masters in Taxation from Florida Atlantic University.  She has been a licensed Certified Public Accountant since 2003.  She currently resides in West Palm Beach, Florida with her husband and two children.

Family Relationships

Ms. Barbera is the daughter-in-law of Michael V. Barbera, a member of the Company’s Board of Directors.  Except for this relationship, there are no other family relationships between any of the Company’s directors or officers and Ms. Barbera.

Related Party Transactions

There are no related party transactions with respect to Ms. Barbera and the Company reportable under Item 5.02 of Current Report on Form 8-K and Item 404(a) of Regulation S-K.

Compensatory Arrangements

As of the date of this filing, the Company has not entered into an employment agreement with Ms. Barbera.  However, the Company has agreed to pay Ms. Barbera salary of $110,000 on an annual basis and intends to grant her a warrant to purchase up to 1,000,000 shares of the Company’s common stock.  The terms of the warrant have not been finalized as of the date of this filing.  Once the terms of the warrant have been finalized and in the event the Company and Ms. Barbera enter into an employment agreement, the Company will provide additional public disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 24, 2019

BASANITE, INC.

By:	/s/ David Anderson
David Anderson
Chief Operations Officer